UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 17, 2006


                               SE FINANCIAL CORP.
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)


         Pennsylvania                 0-50684                  57-1199010
----------------------------        -----------              -------------
(State or other jurisdiction        (Commission              (IRS Employer
of incorporation)                   File Number)             Identification No.)


1901-03 East Passyunk Avenue, Philadelphia, Pennsylvania         19148
--------------------------------------------------------         -----
(Address of principal executive offices)                       (Zip Code)

       Registrant's telephone number, including area code: (215) 468-1700
                                                           --------------

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]  Written communications pursuant to Rule 425 under the Securities Act

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act

                               SE FINANCIAL CORP.

                    INFORMATION TO BE INCLUDED IN THE REPORT

                            Section 8 - Other Events

Item 8.01 Other Events.

         On January 17, 2006, the Registrant announced that it had successfully completed the repurchase of a total of 207,500 shares of common stock, or approximately 8% of its outstanding shares, at an average cost of $13.75 per share, under its stock repurchase program previously announced on July 29, 2005. The Registrant also announced that the Board of Directors has authorized the repurchase of up to an additional 250,000 shares of the Company's outstanding common stock. This new repurchase authorization, when combined with the 50,000 shares remaining under the prior repurchase authorization, amounts to approximately 12% of the total shares currently outstanding.

         A copy of the press release announcing the stock repurchases is included with this Current Report on Form 8-K as an exhibit.

                  Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

          Press Release dated January 17, 2006

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           SE FINANCIAL CORP.


Date: January 17, 2006                     By:     /s/Pamela M. Cyr
                                                   -----------------------------
                                                   Pamela M. Cyr
                                                   President and Chief Executive
                                                   Officer


                                        3